Reconciliation of Numerator and Denominator of Basic Earnings per Share ("EPS") with that of Diluted EPS (Detail) - USD ($) $ / shares in Units, shares in Thousands, $ in Thousands	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
Numerator:
Net income attributable to common shareholders	$ 273,459	$ 72,822	$ 56,724
Weighted average shares outstanding (in thousands):
Weighted average common shares outstanding-- basic	49,624	53,271	57,349
Dilutive share options, RSUs and PSUs	952	210	110
Weighted average common shares outstanding-- diluted	50,576	53,481	57,459
Net income attributable to common shareholders per share:
Basic	$ 5.51	$ 1.37	$ 0.99
Diluted	$ 5.41	$ 1.36	$ 0.99
Share options, RSUs and PSUs excluded from the computation of diluted EPS because they were anti-dilutive	334	1,674	1,805